UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

Karen Seaberg Laidacker M. Seaberg Cloud L. Cray, Jr. Cray Family Management LLC Cray MGP Holdings LP John P. Bridendall M. Jeannine Strandjord
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

On October 3, 2013, Karen Seaberg, Laidacker M. Seaberg, Cloud L. Cray, Jr., Cray Family Management LLC and Cray MGP Holdings LP (the “Cray Group”) issued a news release, which is attached hereto as Exhibit 1.  The Cray Group, along with John P. Bridendall and M. Jeannine Strandjord (together with the Cray Group, the “Participants”), are soliciting proxies for the MGP Ingredients, Inc. (the “Company”) 2013 Annual Meeting of Stockholders, and any adjournments, postponements, continuations or rescheduling thereof (the “2013 Annual Meeting”).

ON JULY 10, 2013, THE PARTICIPANTS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT THE 2013 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. THE PARTICIPANTS’ DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WERE FIRST SENT TO HOLDERS OF THE COMPANY’S COMMON STOCK AND PREFERRED STOCK ON OR ABOUT JULY 12, 2013.

Exhibit 1

FOR IMMEDIATE RELEASE

CRAY GROUP RESPONDS TO WIN IN JOHNSON COUNTY, KANSAS

DISTRICT COURT

Atchison, Kansas-October 3, 2013—The Cray Group  (which includes Bud Cray, Karen Seaberg, Ladd Seaberg and certain partnerships formed for estate planning purposes) announced today that the Johnson County, Kansas District Court issued an order on October 2, 2013 dismissing all of the claims brought by MGP Ingredients, Inc. (the “Company”) in the litigation it commenced in that court against Cloud L. “Bud” Cray, Karen Seaberg, Ladd Seaberg, Dick Cray (now deceased) and Tom Cray.  The court ruled that the Company is not a beneficiary of, and does not have legally protectable interest in, the MGP Ingredients, Inc. Voting Trust (the “Voting Trust”) and therefore does not have standing to challenge any matter relating to the Voting Trust, including the capacity, qualifications or decisions of the trustees of the Voting Trust or the validity of the Second Amendment to the Voting Trust.  As a result, the Company’s purported goal of resolving these claims before holding the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) has been fulfilled.

The court further held that Tim Newkirk, the Company’s CEO and one of three trustees of the Cray Family Trust, lacked standing to challenge the capacity, qualifications or decisions of the trustees of the Voting Trust or the validity of the Second Amendment to the Voting Trust. The court deferred its ruling on whether Mr. Newkirk may still challenge the validity of the actions taken in 2005 in forming the Voting Trust by the then-trustees of the Cray Family Trust. However, the Cray Family Trust has been terminated by action of the other two trustees, in accordance with Article II, Section 11 of the Trust Agreement under which the Cray Family Trust was formed.  As a result, we believe that it is even more clear that Mr. Newkirk cannot challenge the validity of actions taken by the then trustees of the Cray Family Trust in forming the Voting Trust.

We believe Mr. Newkirk, and the Company’s other directors brought this litigation solely for the purpose of entrenchment through delay of the 2013 Annual Meeting and thereby to thwart the will of the stockholders. We call on the Company’s Board of Directors and management to cease their waste of corporate assets in pursuing this meritless litigation and to promptly reconvene the Annual Meeting.

Our campaign will continue until the Company holds the Annual Meeting which stockholders are entitled to have as a matter of law. We plan to continue to pursue all of our available legal remedies to seek a prompt reconvening of the Annual Meeting and allow stockholders to exercise their voting rights.

3 EASY WAYS TO VOTE

1.              Vote by Telephone.  Call the toll-free number listed on your proxy card or voting instruction form.  Have your control number listed on the form ready and follow the simple instructions.

2.              Vote by Internet.  Go to the website listed on your proxy card or voting instruction form.  Have your control number listed on the form ready and follow the simple instructions.

3.              Vote by Mail.  Mark, sign, date and return your proxy or voting instruction form in the postage-paid return envelope provided.

PLEASE ACT TODAY

YOUR VOTE IS IMPORTANT

All you have to do is vote the GOLD proxy card or voting instruction form that was included with this letter.  It will supersede any original proxy that you submitted.  Do NOT return the white proxy from MGP Ingredients.

If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return any white proxy card or follow any voting instructions provided by MGPI management unless you intend to change your vote, because only your latest-dated proxy will be counted.  If you have already sent a proxy card to MGPI, you may revoke it and vote on the GOLD card simply by signing, dating and returning the enclosed GOLD proxy card.  Please do not return any white proxy card; it will revoke any GOLD card you have previously signed.

STREET NAME SHAREHOLDERS:  IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, ONLY THEY CAN VOTE YOUR SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.

If you have any questions or require any assistance in executing your GOLD proxy card, please call or e-mail:

D.F. King & Co., Inc.

Toll-free:  (800) 859-8509

E-MAIL: MGPI@DFKING.COM

NOTICE TO INVESTORS

ON JULY 10, 2013, THE PARTICIPANTS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”).  SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT THE 2013 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION RELATING TO THE PARTICIPANTS.  THE DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.  THE PARTICIPANTS’ DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WERE FIRST SENT TO COMMON AND PREFERRED STOCKHOLDERS ON OR ABOUT JULY 12, 2013.